Exhibit 99.1
. January 2025 INVESTOR PRESENTATION

Camping World confidential and proprietary. Unauthorized disclosure, reproduction or other use prohibited. 2 Safe Harbor F o r w a r d - L o o k i n g S t a t e m e n t s This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements about our business plans and goals, the strength of our business, used unit sales and margin improvements, expectations regarding M&A, expectations regarding private label introductions, and our long-term plan. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: general economic conditions, including inflation and interest rates; the availability of financing to us and our customers; fuel shortages or high prices for fuel; the success of our manufacturers; changes in consumer preferences; competition in our industry; risks related to acquisitions, new store openings and expansion into new markets; our failure to maintain the strength and value of our brands; our ability to manage our inventory; fluctuations in our same store sales; the cyclical and seasonal nature of our business; our dependence on the availability of adequate capital and risks related to our debt; our ability to execute and achieve the expected benefits of our cost cutting or restructuring initiatives; our reliance on our fulfillment and distribution centers; natural disasters, including epidemic outbreaks; our dependence on our relationships with third party suppliers and lending institutions; risks associated with selling goods manufactured abroad; our ability to retain senior executives and attract and retain other qualified employees; risks associated with leasing substantial amounts of space; risks associated with our private brand offerings; we may incur asset impairment charges for goodwill, intangible assets or other long-lived assets; tax risks; regulatory risks; data privacy and cybersecurity risks; risks related to our intellectual property; the impact of ongoing or future lawsuits against us and certain of our officers and directors; and risks related to our organizational structure. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K filed for the year ended December 31, 2023 and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change, except as required under applicable law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. M a r k e t a n d I n d u s t r y D a t a This presentation includes information concerning economic conditions, the Company’s industry, the Company’s markets and the Company’s competitive position that is based on a variety of sources, including information from independent industry analysts and publications, as well as Camping World’s own estimates and research. Camping World’s estimates are derived from publicly available information released by third party sources, as well as data from its internal research, and are based on such data and the Company’s knowledge of its industry, which the Company believes to be reasonable. The independent industry publications used in this presentation were not prepared on the Company’s behalf. While the Company is not aware of any misstatements regarding any information in this presentation, forecasts, assumptions, expectations, beliefs, estimates and projects involve risk and uncertainties and are subject to change based on various factors.

(8%) 5% Jan-24 Feb-24 Mar-24 Apr-24 May-24 Jun-24 Jul-24 Aug-24 Sep-24 Oct-24 Nov-24 YTD US Industry excl. CW CW 3 To be populated once Q3 final Positive Total New and Used Unit Sales Momentum YTD Year-Over-Year New and Used Combined Registration Growth: Camping World Vs. Industry 2024 YTD* * Through November 30, 2024 Based on new and used vehicles sold, and new and used registrations as per Statistical Surveys from SSI Data, LLC as of November 30, 2024; US only

(13%) 22% Jan-24 Feb-24 Mar-24 Apr-24 May-24 Jun-24 Jul-24 Aug-24 Sep-24 Oct-24 Nov-24 YTD US Industry excl. CW CW 4 To be populated once Q3 final Driven by Significant 2024 YTD New Unit Outperformance Year-Over-Year New Registration Growth: Camping World Vs. Industry 2024 YTD* * Through November 30, 2024 Based on new vehicles sold, and new registrations as per Statistical Surveys from SSI Data, LLC as of November 30, 2024; US only

(6%) (11%) Jan-24 Feb-24 Mar-24 Apr-24 May-24 Jun-24 Jul-24 Aug-24 Sep-24 Oct-24 Nov-24 YTD US Industry excl. CW CW 5 To be populated once Q3 final While Used Units Declined As We Mitigated Pricing Risks Year-Over-Year Used Registration Growth: Camping World Vs. Industry 2024 YTD* * Through November 30, 2024 Based on used vehicles sold, and used registrations as per Statistical Surveys from SSI Data, LLC as of November 30, 2024; US only

6 ` To be populated once Q3 final Focus on Affordability and Driving Consumer Value New Average Sales Price – Towable & Motorized Based on new vehicles sold and new registrations as per Statistical Surveys from SSI Data, LLC as of November 30, 2024; US only Towable Average Sales Price (nominal) Motorized Average Sales Price (nominal) $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 $55,000 Jan-16 Jun-16 Nov-16 Apr-17 Sep-17 Feb-18 Jul-18 Dec-18 May-19 Oct-19 Mar-20 Aug-20 Jan-21 Jun-21 Nov-21 Apr-22 Sep-22 Feb-23 Jul-23 Dec-23 May-24 Oct-24 Towable - US Industry excl. Camping World Towable - Camping World $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 $200,000 Jan-16 Jun-16 Nov-16 Apr-17 Sep-17 Feb-18 Jul-18 Dec-18 May-19 Oct-19 Mar-20 Aug-20 Jan-21 Jun-21 Nov-21 Apr-22 Sep-22 Feb-23 Jul-23 Dec-23 May-24 Oct-24 Motorized - US Industry excl. Camping World Motorized - Camping World

7 To be populated once Q3 final Scale and Contract Manufacturing a Strategic Advantage Est. Travel Trailer Monthly Payment As % of Real Disposable Personal Income (2024 dollars): 2016 – 2024 Based on new vehicles sold and new registrations as per Statistical Surveys from SSI Data, LLC as of November 30, 2024; US only; Bureau of Economic Analysis; Federal Reserve Economic Data; Company internal data Travel Trailer (2024 dollars) 4.0% 4.5% 5.0% 5.5% 6.0% 6.5% 7.0% 7.5% 8.0% 8.5% 9.0% 9.5% Jan-16 Jun-16 Nov-16 Apr-17 Sep-17 Feb-18 Jul-18 Dec-18 May-19 Oct-19 Mar-20 Aug-20 Jan-21 Jun-21 Nov-21 Apr-22 Sep-22 Feb-23 Jul-23 Dec-23 May-24 Oct-24 Industry excl. CW TT Monthly % of DPI (2024) CW TT Monthly % of DPI (2024) Industry excl. CW '16-'19 Average CW '16-'19 Average

8 Introduction Of Targeted MY25 Private Label Units Expect to capture additional market share gains through targeted private label units utilizing our contract manufacturing capability. Many of these MY25 introductions represent price points the industry has not seen in over five years. *Industry excl. Camping World average sales price as of November 2024 as per Statistical Surveys from SSI Data, LLC. TRAVEL TRAILER CLASS A CLASS B CLASS C INDUSTRY AVG. RETAIL* : $37,367 INDUSTRY AVG. RETAIL* : $160,000 INDUSTRY AVG. RETAIL* : $137,301 INDUSTRY AVG. RETAIL* : $162,113 SUGGESTED RETAIL: $9,999 SUGGESTED RETAIL: $107,999 SUGGESTED RETAIL: $77,999 SUGGESTED RETAIL: $74,999

1 Based on new vehicles sold and new registrations as per Statistical Surveys from SSI Data, LLC as of November 30, 2024; US and Canada. 2 Based on used vehicles sold as per Statistical Surveys from SSI Data, LLC data as of November 30, 2024; US only. 3 As of trailing-twelve-month ended November 30, 2024; units in thousands. Used Unit Sales and Margin Improvement Key 2025 Focus Expect Used Vehicle Unit Volume Growth in Excess of Low-Double Digits for 2025 9 ~730K Units ~350K Units Camping World 7% Rest of the industry 93% TTM MARKET SHARE: NEW VEHICLES1,3 TTM MARKET SHARE: USED VEHICLES2,3 Rest of the industry 80% Camping World 20% USED VEHICLES MARKET SHARE: FY 2016 – 2024 TTM3 STRATEGIC FOCUS: USED VEHICLES Significant white space in the used segment enabling growth opportunities Better economics for used vehicles due to the lower margin experienced in the new units 662 682 703 730 782 950 854 783 734 5% 4% 5% 5% 5% 5% 6% 7% 7% 2 01 6 2 01 7 2 01 8 2 01 9 2 02 0 2 02 1 2 02 2 2 02 3 TTM 1 1 / 2 4 Industry Used Units Used Vehicle Market Share

22% 33% 20% 36% 12% 2% -14% 2017 Cohort 2018 Cohort 2019 Cohort 2020 Cohort 2021 Cohort 2022 Cohort 2023 Cohort Est. Number of Units Needed 10,000 Avg. Unit Sales per Dealership 500 Number of Dealership 20 Est. Blue Sky Paid per Dealership $3.7m Est. Total Blue Sky Paid $73m Est. Non-Floored Inventory Paid $11m Dealership Cash-on-Cash Return $13m – $18m Additional Corporate Return $6m Total Annual Accretion Potential $19m – $25m Expect Dealership M&A Environment to Remain Robust Recent Lazydays Transaction of 7 Locations Expected to Close on a Staggered Basis Throughout 1Q25 10 1 Based on new and used vehicles sold, and new and used registrations as per Statistical Surveys from SSI Data, LLC. 2 M&A Cash-on-Cash Return is observed based on cumulative EBITDA generated since acquisitions, for each acquisition cohort year as a group, divided by the blue sky paid, annualized by the number of years since acquisition. It does not reflect corporate profit center that is estimated to be 1.3% of dealership revenue on average historically. Market share based on vehicles sold and new registrations as per Statistical Surveys from SSI Data, LLC for New (US and Canada) and Used (US only) vehicles. Rolling-Twelve-Month Market Share1 Dealership M&A Cash-on-Cash Return2 Trimmed Average: 18% To Gain 1% Market Share … ’17-’19 20% Average: 25% 11% 7% 0% 5% 10% 15% 20% 25% Dec-19 May-20 Oct-20 Mar-21 Aug-21 Jan-22 Jun-22 Nov-22 Apr-23 Sep-23 Feb-24 Jul-24 New Used New & Used

# Good Sam | Octane Partnership Reaches Strategic Milestone
## First RV & Marine Centric Securitization Since Early 2000

| OCTANE RECEIVABLE TRUST 2024-RVM1 | |
|---|---|
| AGGREGATE PRINCIPAL BALANCE ($mm) | • 127.5 |
| RV \| MARINE COLLATERAL SPLIT (%) | • 85.5 \| 14.5 |
| AVERAGE MONTHLY PAYMENT ($) | • 461 |
| WA APR (%) | • 14.05 |
| WA FICO SCORE | • 703 |
| WA ORIGINAL TERM (mos.) | • 159.40 |
| EXPECTED CUMULATIVE GROSS LOSS (%) | • 13.75 – 14.25 |
| EXPECTED BASE CASE RECOVERY (%) | • 40 |

**BENEFITS OF SECURITIZATION:**

- Reduces upfront capital requirement due to higher advance rate relative to warehouse funding
- Enhances interest spread due to lower cost of funds
- Creates an exit market for the loans allowing for high velocity of capital utilization

S&P Global Ratings

| Class | Preliminary rating | Type | Interest rate | Amount (mil. $) | Final maturity |
|---|---|---|---|---|---|
| A | AAA (sf) | Senior | Fixed | 70.740 | Jan. 22, 2046 |
| B | AA (sf) | Subordinate | Fixed | 18.340 | Jan. 22, 2046 |
| C | A (sf) | Subordinate | Fixed | 15.196 | Jan. 22, 2046 |
| D | BBB (sf) | Subordinate | Fixed | 15.196 | Jan. 22, 2046 |
| E | BB (sf) | Subordinate | Fixed | 6.288 | Jan. 22, 2046 |

Note: This presale report is based on information as of Dec. 9, 2024. The ratings shown are preliminary. This report does not constitute a recommendation to buy, hold, or sell securities. Subsequent information may result in the assignment of final ratings that differ from the preliminary ratings.

Source: S&P Presale Report entitled Presale: Octane Receivables Trust 2024-RVM1, published on December 9, 2024. The full analysis for S&P's ratings, including any updates, is available on spglobal.com and can be accessed here.

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